EXECUTION VERSION

Exhibit 10.109

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF THE DATE HEREOF AMONG ECLIPSE BUSINESS CAPITAL LLC (“LENDER”), AND THE KELLOGG TRUSTS (AS DEFINED BELOW) (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”). EACH HOLDER OR TRANSFEREE OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

THIS SUBORDINATED PROMISSORY NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF EFFECTIVE REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF. THE ISSUER HEREOF MAY, AS A CONDITION TO EFFECTING ANY TRANSFER HEREOF, REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT TO THE EFFECT THAT SUCH TRANSFER DOES NOT VIOLATE SUCH REGISTRATION REQUIREMENTS.

SUBORDINATED PROMISSORY NOTE

$34,000,000.00 January 18, 2023

FOR VALUE RECEIVED, the undersigned, Flooring Affiliated Holdings, LLC, a Delaware limited liability company (“Buyer”), hereby promises to pay to each of the persons listed on Exhibit A (collectively, the “Kellogg Trusts” and each, a “Kellogg Trust”), pursuant to the Purchase Agreement (as defined below), the principal sum set forth opposite each such Kellogg Trust’s name on Exhibit A, which, in the aggregate, amounts to Thirty-Four Million Dollars ($34,000,000.00), together with interest on the unpaid principal balance at the rate and on the terms provided in this Note.

1.
Purchase Agreement. This Note evidences payment of a portion of the purchase price payable under that certain Securities Purchase Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Purchase Agreement”), by and among Buyer, Stephen J. Kellogg as Seller Representative and the Sellers party thereto. Unless otherwise defined herein, capitalized terms used in this Note have the same meanings ascribed to such terms in the Purchase Agreement.

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2.
Interest; Quarterly Payments. Interest on the unpaid principal balance of this Note shall begin to accrue on January 18, 2024 at a rate of eight and twenty-four hundredths (8.24%) percent per annum, on the principal balance outstanding hereunder from time to time, and shall continue to accrue until this Note has been repaid in full; provided, however, that following the occurrence, and during the continuation, of an Event of Default (as hereinafter defined) hereunder, the unpaid principal balance hereof shall bear interest at a rate of ten (10%) percent per annum (the “Default Rate”). Notwithstanding anything to the contrary contained herein, the undersigned does not agree and will not be obligated to pay interest hereunder at a rate that is in excess of the maximum rate permitted by applicable law. Subject to Section 6 hereof and to the extent permitted under the Subordination Agreement, Buyer shall pay all accrued but unpaid interest then outstanding on the last day of each March, June, September and December beginning with the first payment due on March 31, 2024. This Note shall expire and any and all amounts of unpaid principal plus accrued but unpaid interest then outstanding hereunder shall be repaid in full on January 18, 2028 (the “Maturity Date”). To the extent any payments (or portions thereof) are prohibited due to the operation of the provisions of Section 6 hereof and the Subordination Agreement, such payments (or portions thereof) shall be added to the principal hereunder and paid on the Maturity Date.

3.
Manner and Application of Payment. If a payment to be made by Buyer hereunder shall become due on a Saturday, Sunday or bank holiday at the place of payment, such payment shall be deemed to have been timely made when due if made on the next succeeding business day and such extension of time shall be included in computing any interest in respect of such payment. All payments of principal and interest hereunder shall be made to each Kellogg Trust in accordance with such Kellogg Trust’s pro rata share (based on the amount set forth opposite such Kellogg Trust’s name on Exhibit A), by wire transfer of immediately available funds to the bank account designated in writing by the applicable Kellogg Trust. Any payment made hereunder shall be applied first to accrued interest and second to principal.

4.
Prepayment. Subject to the Subordination Agreement, Buyer may at its option prepay the outstanding principal balance of this Note, in whole or in part, at any time or, from time to time, without premium or penalty. Accrued interest on the portion of principal being prepaid shall be due and payable on the date of prepayment.

5.
Right of Set-Off. Buyer shall be entitled to set off against the unpaid principal and interest balance of this Note any amount that any Seller owes to Buyer or any Affiliate thereof in connection with the Purchase Agreement and any other document contemplated thereby, including without limitation, any amounts payable to Buyer based on the Sellers’ indemnification obligations under the Purchase Agreement.

6.
Subordination. Each Kellogg Trust’s right to payment under this Note shall be subordinated to all of Buyer’s indebtedness and liabilities (a) to Lender in the manner and to the extent set forth in the Subordination Agreement (the “Current Indebtedness”) and (b) to any other financing party (a “Successor”) in connection with a refinancing of all or part of the Current Indebtedness; provided, that the Successor must comply with the applicable provisions of the Subordination Agreement with respect to such refinancing.

7.
Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

(a)
The failure of Buyer to pay any amount of principal or interest on this Note which is then permitted under the Subordination Agreement on the date on which such payment is due, whether upon the Maturity Date, by acceleration, any quarterly interest payment or otherwise, and the continued failure to make such payment for a period of (i) five (5) Business Days in respect of payments of principal and (ii)

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thirty (30) days in respect of payments of interest, in each case, after Buyer receives written notice of such payment defaults;

(b)
The adjudication of Buyer as bankrupt or insolvent, or a proceeding under bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law is filed by or against the, or if Buyer makes an assignment for the benefit of creditor, or Buyer takes any action to authorize any of the foregoing, and any such proceeding against Buyer is not stayed or dismissed within sixty (60) days thereafter; or
(c)
The commencement by Buyer of a voluntary case or the institution by Buyer of proceedings to be adjudicated as bankrupt, the consent by Buyer to the institution of bankruptcy or insolvency proceedings against Buyer or the consent by Buyer to the appointment of or taking possession by a receiver, liquidator, trustee or similar official of Buyer for any substantial part of Buyer’s assets.
8.
Acceleration. Upon the occurrence of an Event of Default and subject to the Subordination Agreement, the Kellogg Trusts, at their option (which, for the avoidance of doubt must be made collectively by all of the Kellogg Trusts), may declare immediately due and payable the entire unpaid balance of principal and all other sums due by Buyer hereunder, together with interest accrued thereon at the Default Rate. Upon such a declaration, payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the Kellogg Trusts in this Note or as may be available to the Kellogg Trusts at law or in equity, in each case, subject to the terms of the Subordination Agreement.
9.
Notices. Any notice required to be given pursuant to this Note must be given in the manner contemplated by Section 11.8 of the Purchase Agreement.

10.
Assignment. This Note shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Buyer may assign or transfer any of its rights or delegate any of its obligations under this Note to any Affiliate of Buyer or to a purchaser of all or substantially all of the assets of Buyer, such affiliate or any such purchaser, in each case, so long as the assignee agrees to assume all of the assignor’s obligations hereunder. The Kellogg Trusts may not assign or transfer any of their rights or delegate any of their obligations under this Note, except that the Kellogg Trusts may assign or transfer their rights to receive payments of principal and interest hereunder to a Permitted Assignee upon 30 days’ prior written notice to Buyer (which such written notice shall include documentation evidencing to the Buyer’s satisfaction that the proposed assignee or transferee satisfies the definition of a Permitted Assignee hereunder). All obligations of Buyer shall bind its respective successors and assigns. As used herein, the term “Permitted Assignee” means any other trust or other estate planning vehicle controlled solely by Stephen J. Kellogg and created solely for the benefit of Stephen J. Kellogg or any members of Stephen J. Kellogg’s immediately family (provided, that (i) if any Kellogg Trust assigns or transfers its rights hereunder to a Permitted Assignee and such Permitted Assignee ceases to be a Permitted Assignee of such Kellogg Trust, then such Permitted Assignee shall, upon ceasing to be a Permitted Assignee, assign or transfer such rights hereunder back to the applicable Kellogg Trust, and (ii) neither the Kellogg Trusts nor any Permitted Assignee may effectuate any recapitalization, restructuring or other transaction to circumvent the limitations on assignment or transfer contained in this Section 10).

11.
Governing Law. This Note and any dispute or controversy related to this Note or the transactions contemplated hereby are to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its principles of conflict of laws. Each of the parties hereby submit to the exclusive jurisdiction of the Delaware Court of Chancery or, if jurisdiction is unavailable in the Delaware Court of Chancery, the courts of the United States located in the State of

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Delaware or, if jurisdiction is unavailable in the courts of the United States located in the State of Delaware, the Delaware Superior Court in all matters relating to this Note.

12.
Waiver of Jury Trial. Each of Buyer and the Kellogg Trusts, by accepting this Note, agrees that it hereby waives, to the fullest extent permitted by applicable Law, any right to jury trial of any claim, demand, action or cause of action (i) arising under this Note or (ii) in any way connected with or related or incidental to the dealings in respect of this Note, in each case, whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise. Each of Buyer and the Kellogg Trusts, by accepting this Note, hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury and that Buyer, each Kellogg Trust and any holder of Senior Debt may file an original counterpart of a copy of this Note with any court as written evidence of the consent of each of Buyer and the Kellogg Trusts to the waiver of its right to trial by jury.

13.
Amendment. The terms and conditions of this Note may not be amended or modified except in a writing signed by the Kellogg Trusts and a duly authorized officer of Buyer. Any such amendment or modification shall comply with the Subordination Agreement.

14.
Guaranty.

(a)
For value received, Live Ventures Incorporated, a Nevada corporation (“Guarantor”), hereby absolutely and unconditionally guarantees to the Kellogg Trusts, and shall become surety for, the punctual payment when due of all obligations of Buyer under this Note (the “Guaranteed Obligations”), as and when the same shall become due and payable. Guarantor’s liability hereunder is a primary and not a secondary liability. This is a guaranty of payment and not of collection, and Guarantor will pay the Guaranteed Obligations promptly upon demand, without recourse first being had against Buyer or any other person, firm or entity. This Guaranty (i) is a continuing, irrevocable guaranty by Guarantor, (ii) shall remain in full force and effect until satisfaction in full of all of the Guaranteed Obligations, whether by payment, set-off or otherwise, (iii) shall be binding upon Guarantor and its successors and (iii) shall inure to the benefit of and be enforceable by the Kellogg Trusts and their permitted assigns. Guarantor hereby consents and agrees that the following actions may be undertaken from time to time without notice to Guarantor: (i) the Purchase Agreement, this Note and any related agreements may be amended in accordance with their terms to increase or decrease the obligations of the Kellogg Trusts or Buyer hereunder; and (ii) the Kellogg Trusts and Buyer may compromise or settle any unperformed Guaranteed Obligations or any other obligation or amount due or owing, or claimed to be due or owing, under the Purchase Agreement, this Note and/or any related agreements.

(b)
Guarantor’s obligations hereunder are independent of the obligations of Buyer. Guarantor agrees that it is hereby providing a present and continuing guaranty of payment and not of collection and that its obligations hereunder shall be unconditional, irrespective of (i) the validity or enforceability of the Guaranteed Obligations or any part thereof, (ii) the waiver or consent by the Kellogg Trusts with respect to any provision of this Note (other than such waivers, consents, amendments, modifications or other changes, in each case, in writing, that by their terms waive or modify obligations of the Guarantor), or any amendment, modification or other change with respect to this Note, (iii) any merger or consolidation of the Guarantor or any other guarantor of all or part of the Guaranteed Obligations into or with any Person or any change in the ownership of the equity of the Guarantor or any other guarantor of all or part of the Guaranteed Obligations, (iv) any dissolution of the Guarantor or any other guarantor of all or part of the Guaranteed Obligations or any insolvency, bankruptcy, liquidation, reorganization or similar proceedings with respect to the Guarantor or any other guarantor of all or part of the Guaranteed Obligations, (v) any action or inaction on the part of the Kellogg Trusts, including, without limitation, the absence of any attempt to collect the Guaranteed Obligations from Buyer, the Guarantor or any other

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guarantor of all or part of the Guaranteed Obligations or other action to enforce the same, or (vi) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor or any other guarantor of all or part of the Guaranteed Obligations, in each case, other than the payment or satisfaction in full of the Guaranteed Obligations. Guarantor agrees that payment of any of the Guaranteed Obligations or other acts which toll any statute of limitations applicable to the Guaranteed Obligations or the Purchase Agreement, this Note or any related agreements shall also toll the statute of limitations applicable to Guarantor’s liability under this Section 14.

(c)
Guarantor hereby waives any circumstance which might constitute a legal or equitable discharge of a surety or guarantor, including but not limited to: (i) the defenses of promptness, diligence, presentment, demand for payment, protest, notice of dishonor, notice of default, notice of acceptance, notice of intent to accelerate, notice of acceleration, and notice of the incurring of the Guaranteed Obligations created under or pursuant to the Purchase Agreement, this Note and any related agreements; (ii) defenses associated with all other notices whatsoever, except as otherwise provided herein; (iii) any right to require that any action or proceeding be brought against Buyer or any other person, or to require that any Kellogg Trust seek enforcement of any performance against Buyer or any other person, prior to any action against Guarantor under the terms hereof; (iv) any right to require any Kellogg Trust to (A) proceed against or exhaust any insurance or security held from Buyer or any other party, or (B) pursue any other remedy available to such Kellogg Trust; (v) the invalidity of the Purchase Agreement, this Note and any related agreements or the obligations of Buyer thereunder or of any other guaranty or any security document given with respect to the Purchase Agreement, this Note and any related agreements; (vi) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that or the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (vii) any counterclaim, set-off or other claim which Buyer or any other guarantor has or alleges to have with respect to all or any part of the obligations guaranteed by Guarantor; and (viii) any other circumstance whatsoever, whether similar or dissimilar to any of the foregoing, that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (excluding the defense of payment or performance), and any future judicial decisions or legislation or of any comparable provisions of the laws of any other jurisdiction.

(d)
Guarantor additionally represents and warrants to Lender as follows: (i) Guarantor has the requisite power and authority to enter into this Guaranty and carry out its obligations hereunder, and the execution, delivery, and performance of this Guaranty have been duly and validly authorized and no other corporate proceedings on the part of Guarantor or its affiliates are necessary to authorize this Guaranty or the transactions contemplated hereby; (ii) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or third party is required for the due execution, delivery and performance by Guarantor of this Guaranty that has not already been obtained or the absence of which would materially and adversely affect Guarantor’s ability to meet its obligations under this Guaranty; (iii)This Guaranty, when executed, shall constitute a valid and binding agreement of Guarantor and is enforceable against Guarantor in accordance with the terms of this Guaranty, except as may be limited by bankruptcy or insolvency or by other laws affecting the rights of creditors generally or as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and (iv) As of the date hereof, the execution, delivery, and performance of this Guaranty does not and will not constitute an event which would permit any person or entity to terminate rights or accelerate the performance or maturity of any indebtedness or obligation of Guarantor, the effect of which would materially and adversely affect Guarantor’s ability to meet its obligations under this Guaranty.

(e)
No amendment of any provision of this Section 14 shall be effective unless it is in writing and signed by Guarantor, each Kellogg Trust or any permitted assignee of such Kellogg Trust’s rights

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hereunder, and no waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall be effective unless it is in writing and signed by each Kellogg Trust or any permitted assignee of such Kellogg Trust’s rights hereunder. No waiver or consent shall be deemed to constitute a waiver or consent on any subsequent occasion.

(f)
Neither Guarantor nor the Kellogg Trusts may assign their rights or delegate its duties without the written consent of the other party.

15.
Right to Assert Claims. No Seller other than the Kellogg Trusts has any right to payment under this Note or to assert any claims under this Notice. Upon payment by Buyer to a Kellogg Trust of any amounts required to be paid hereunder, Buyer shall have no further liability or obligation to such Kellogg Trust with respect to such amounts.

16.
Cancellation. Upon the payment in full in cash of all of the obligations hereunder in accordance with the terms hereof, this Note shall automatically be deemed canceled, shall be surrendered to Buyer for cancellation and shall not be reissued.

[Signature Page Follows]

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EXECUTION VERSION

IN WITNESS WHEREOF, Buyer has caused this Note to be duly executed as of the date first written above.

BUYER:

FLOORING AFFILIATED HOLDINGS, LLC

By: ___

Name:

Title:

The undersigned hereby joins for the limited purpose set forth in Section 14 of this Note:

GUARANTOR:

LIVE VENTURES INCORPORATED

By: ___

Name:

Title:

ACKNOWLEDGED AND AGREED:

KELLOGG TRUSTS:

STEPHEN J. KELLOGG REVOCABLE TRUST

DATED APRIL 17, 2015

____________, as trustee of the Stephen J. Kellogg Revocable Trust

Dated April 17, 2015

KAITLYN KELLOGG 2022 IRREVOCABLE TRUST

____________, as trustee of the Kaitlyn Kellogg 2022

Irrevocable Trust

[Signature Page – Subordinated Promissory Note]

AUGUSTUS KELLOGG 2022 IRREVOCABLE TRUST

____________, as trustee of the Augustus Kellogg 2022

Irrevocable Trust

KELLOGG 2022 FAMILY IRREVOCABLE NEVADA TRUST

____________, as trustee of the Kellogg 2022 Family

Irrevocable Nevada Trust

[Signature Page – Subordinated Promissory Note]

Exhibit A

Kellogg Trusts

Name	Amount
Stephen J. Kellogg Revocable Trust Dated April 17, 2015	$16,720,359.00
Kaitlyn Kellogg 2022 Irrevocable Trust	$1,000,000.00
Augustus Kellogg 2022 Irrevocable Trust	$1,000,000.00
Kellogg 2022 Family Irrevocable Nevada Trust	$15,279,641.00
Total:	$34,000,000.00

[Signature Page – Subordinated Promissory Note]